GOLDMAN SACHS ETF TRUST

Goldman Sachs TreasuryAccess 0-1 Year ETF

(the “Fund”)

Supplement dated July 31, 2018 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2017, as supplemented July 31, 2018

At a meeting held on June 5-6, 2018, the Board of Trustees of the Goldman Sachs ETF Trust approved a change in the Fund’s name to the “Goldman Sachs Access Treasury 0-1 Year ETF.” This change will be effective on August 7, 2018.

Accordingly, until August 7, 2018, all references in the Fund’s Prospectus, Summary Prospectus, and SAI to the “Goldman Sachs Access Treasury 0-1 Year ETF” shall refer to the “Goldman Sachs TreasuryAccess 0-1 Year ETF.”

This Supplement should be retained with your Prospectus,

Summary Prospectus and SAI for future reference.

TREACCESSOPSTICKER 07-18